June 28, 2013

Supplement

SUPPLEMENT DATED JUNE 28, 2013 TO THE PROSPECTUSES OF

Morgan Stanley European Equity Fund Inc., dated February 28, 2013
Morgan Stanley Focus Growth Fund, dated April 30, 2013
Morgan Stanley Global Fixed Income Opportunities Fund, dated February 28, 2013
Morgan Stanley Global Infrastructure Fund, dated April 30, 2013
Morgan Stanley Mortgage Securities Trust, dated February 28, 2013
Morgan Stanley Multi Cap Growth Trust, dated March 29, 2013
Morgan Stanley U.S. Government Securities Trust, dated April 30, 2013
(collectively, the "Funds")

Effective July 1, 2013, the Board of Directors/Trustees of each Fund has approved changing the transfer agent of each Fund from Morgan Stanley Services Company Inc. to Boston Financial Data Services, Inc.

As a result, effective July 1, 2013, all references in each Fund's Prospectus to Morgan Stanley Services Company Inc., as transfer agent, are hereby deleted and replaced with Boston Financial Data Services, Inc.

***

The third sentence of the first paragraph of the section of each Fund's Prospectus entitled "Shareholder Information—How to Exchange Shares—Permissible Fund Exchanges" is hereby deleted and replaced with the following:

Class B shares of the Fund that are exchanged for shares of a Morgan Stanley Money Market Fund or MS Limited Duration may be subsequently re-exchanged for Class B shares of the Fund or for the Class B shares of any other Morgan Stanley Multi-Class Fund (even if such Class is closed to investors).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

EUGSPT2-0613